CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 302 OF
THE SARBANES-OXLEY ACT

I, Mark A. Elste, certify that:

1.    I have reviewed this report on Form N-CSR of The 504 Fund;

2.    Based on my knowledge,  this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the period  covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present  in all  material respects the financial  condition,  results of operations,  changes in net assets,  and cash  flows (if the  financial  statements  are  required  to include a statement of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.    The  registrant’s  other  certifying  officer(s) and I are responsible for establishing  and  maintaining  disclosure  controls  and  procedures  (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

       (a)   Designed such disclosure  controls and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  our supervision,  to ensure that  material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others  within  those  entities,  particularly  during  the period in which this report is being prepared;

       (b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

       (c)   Evaluated the effectiveness of the registrant’s  disclosure controls and  procedures and presented in this report our  conclusions  about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

       (d)   Disclosed  in this  report any change in the  registrant’s  internal control over  financial  reporting  that occurred  during the second fiscal  quarter  of the  period  covered  by this  report  that  has materially affected,  or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.    The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

       (a)   All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the  registrant’s  ability to record, process, summarize, and report financial information; and

       (b)   Any fraud,  whether or not  material,  that  involves  management or other  employees  who have a  significant  role in the  registrant’s internal control over financial reporting.

Date:	March 9, 2015	/s/ Mark A. Elste
Mark A. Elste, President
(principal executive officer)

CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 302 OF
THE SARBANES-OXLEY ACT

I, Walter J. Yurkanin, certify that:

1.    I have reviewed this report on Form N-CSR of The 504 Fund;

2.    Based on my knowledge,  this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the period  covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present  in all  material respects the financial  condition,  results of operations,  changes in net assets,  and cash  flows (if the  financial  statements  are  required  to include a statement of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.    The  registrant’s  other  certifying  officer(s) and I are responsible for establishing  and  maintaining  disclosure  controls  and  procedures  (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

       (a)   Designed such disclosure  controls and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  our supervision,  to ensure that  material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others  within  those  entities,  particularly  during  the period in which this report is being prepared;

       (b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

       (c)   Evaluated the effectiveness of the registrant’s  disclosure controls and  procedures and presented in this report our  conclusions  about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

      (d)   Disclosed  in this  report any change in the  registrant’s  internal control over  financial  reporting  that occurred  during the second fiscal  quarter  of the  period  covered  by this  report  that  has materially affected,  or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.    The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

       (a)   All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the  registrant’s  ability to record, process, summarize, and report financial information; and

       (b)   Any fraud,  whether or not  material,  that  involves  management or other  employees  who have a  significant  role in the  registrant’s internal control over financial reporting.

Date:	March 9, 2015	/s/ Walter J. Yurkanin
Walter J. Yurkanin, Treasurer
(principal financial officer)